Disposition of Site Equipment to Be Installed and Fixed Assets	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Disposition of Site Equipment to Be Installed and Fixed Assets
10.	DISPOSITION OF SITE EQUIPMENT TO BE INSTALLED AND FIXED ASSETS

Site equipment to be installed consists of fixed assets related to the Company’s tablet platform that have not yet been placed in service and are stated at cost. These assets remain in site equipment to be installed until they are deployed at the Company’s customer sites. For tablet platform customers that are under sales-type lease arrangements, the cost of the equipment is recognized in direct costs upon installation. For all other tablet platform customers, the cost of the equipment is reclassified to fixed assets upon installation and depreciated over its estimated useful life. The Company evaluates the recoverability of site equipment to be installed and fixed assets for impairment whenever events or circumstances indicate that the carrying amounts of such assets may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset or asset group to estimated undiscounted future net cash flows expected to be generated. If the carrying amount of the asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary.

The COVID-19 pandemic has had, and continues to have, a significant adverse impact on the Company’s business, cash flows from operations and liquidity. However, based on the cash flows the Company is receiving from its customers during the pandemic and the future undiscounted cash flows the Company expects to receive from these customers, the Company has determined that recoverability of the carrying amounts of its site equipment to be installed and the site equipment in fixed assets is probable and, therefore, during the three months ended June 30, 2020, the Company did not record any impairment charges on these assets, other than disposals of approximately $32,000 in the ordinary course of business.

As previously discussed, the Company terminated its lease for its corporate headquarters and vacated the facility as of June 30, 2020. (See Note 9) As a result, during the three months ended June 30, 2020, the Company wrote-off approximately $890,000 of unamortized tenant improvement allowance that is recorded as part of the gain on termination of lease, as well as approximately $85,000 in leasehold improvement assets and $197,000 in furniture and fixtures and the Company’s vehicle. For the three months ended June 30, 2019, the Company wrote off approximately $10,000 of assets in the ordinary course of business.

For the six months ended June 30, 2020 and 2019, the Company wrote off approximately $1,392,000 and $19,000, respectively, of site equipment to be installed and fixed assets. For the six months ended June 30, 2020, the Company wrote off $890,000 of unamortized tenant improvement allowance, which was recorded as part of the gain on lease termination, plus $502,000 of other fixed assets, which includes $197,000 of furniture and fixtures, $85,000 in leasehold improvements and approximately $220,000 related to older equipment it determined would no longer be deployed. The Company will continue to monitor the recoverability of its site equipment and other fixed assets as it relates to the continued impact of the COVID-19 pandemic and will recognize any additional write-offs during the period in which it determines that impairment exists.